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                                                                   EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 29, 1999, included in Polaris Industries Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this Registration Statement.

                                               /s/ Arthur Andersen LLP

                                               ARTHUR ANDERSEN LLP


Minneapolis, Minnesota,
    April 30, 1999